UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 6, 2011 (January 5, 2011)
Fentura Financial, Inc.
(Exact name of registrant as specified in its charter)
Michigan
(State or other jurisdiction of incorporation)

0-23550	38-2906518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street
P.O. Box 725
Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (810) 629-2363
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 5, 2011, Fentura Financial, Inc. (the “Company”) announced the appointment of Ronald L. Justice as President and Chief Operating Officer of the Company’s subsidiary bank, The State Bank. Mr. Justice has been with the Company since 1985 and most recently served as President of the Company’s subsidiary bank, West Michigan Community Bank.
     Current President of The State Bank, Donald L. Grill, will remain as Chief Executive Officer of The State Bank and continue to serve as President and Chief Executive Officer of the Company. The Company’s announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number
99.1	Fentura Financial, Inc. January 5, 2011 Announcement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)
Dated: January 6, 2011	By:	/s/ Donald L. Grill
Donald L. Grill, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Fentura Financial, Inc. January 5, 2011 Announcement

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